                                                                     EXHIBIT 4.2
================================================================================


                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of November 10, 2003

                                  By and Among

                             MASSEY ENERGY COMPANY,

                           the GUARANTORS named herein

                                       and

                               UBS SECURITIES LLC

                          CITIGROUP GLOBAL MARKETS INC.

                                       and

                            PNC CAPITAL MARKETS, INC.
                              as Initial Purchasers

                          6.625% Senior Notes due 2010


================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Section 1.    Definitions .................................................    1
Section 2.    Exchange Offer ..............................................    5
Section 3.    Shelf Registration ..........................................    8
Section 4.    Additional Interest .........................................    9
Section 5.    Registration Procedures .....................................   10
Section 6.    Registration Expenses .......................................   18
Section 7.    Indemnification .............................................   19
Section 8.    Rules 144 and 144A ..........................................   22
Section 9.    Underwritten Registrations ..................................   22
Section 10.   Miscellaneous ...............................................   23
        (a)   No Inconsistent Agreements ..................................   23
        (b)   Adjustments Affecting Registrable Notes .....................   23
        (c)   Amendments and Waivers ......................................   23
        (d)   Notices .....................................................   24
        (e)   Guarantors ..................................................   24
        (f)   Successors and Assigns ......................................   24
        (g)   Counterparts ................................................   24
        (h)   Headings ....................................................   25
        (i)   Governing Law ...............................................   25
        (j)   Severability ................................................   25
        (k)   Securities Held by the Issuers or Their Affiliates ..........   25
        (l)   Third-Party Beneficiaries ...................................   25
        (m)   Attorneys' Fees .............................................   25
        (n)   Entire Agreement ............................................   25

SIGNATURES ................................................................  S-1

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is dated as of November 10, 2003, by and among MASSEY ENERGY COMPANY, a Delaware corporation (the "Company") and each of the guarantors listed on Schedule I hereto (the "Guarantors") (the Company and the Guarantors are referred to collectively herein as the "Issuers"), on the one hand, and UBS SECURITIES LLC (the "Representative"), Citigroup Global Markets Inc. and PNC Capital Markets, Inc. (together with the Representative, the "Initial Purchasers"), on the other hand.

         This Agreement is entered into in connection with the Purchase Agreement, dated as of November 5, 2003, by and among the Issuers and the Initial Purchasers (the "Purchase Agreement"), relating to the offering of $360,000,000 aggregate principal amount of 6.625% Senior Notes due 2010 of the Company (including the guarantees thereof by the Guarantors, the "Notes"). The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement.

         The parties hereby agree as follows:

     Section 1.  Definitions

         As used in this Agreement, the following terms shall have the following meanings:

         "action" shall have the meaning set forth in Section 7(c) hereof.

         "Additional Interest" shall have the meaning set forth in Section 4(a) hereof.

         "Advice" shall have the meaning set forth in Section 5 hereof.

         "Additional Interest Payment Date" shall have the meaning set forth in
Section 4(b) hereof.

         "Agreement" shall have the meaning set forth in the first introductory paragraph hereto.

         "Applicable Period" shall have the meaning set forth in Section 2(b) hereof.

         "Board of Directors" shall have the meaning set forth in Section 5 hereof.

         "Business Day" shall mean a day that is not a Legal Holiday.

         "Company" shall have the meaning set forth in the introductory paragraph hereto and shall also include the Company's permitted successors and assigns.

         "Commission" shall mean the Securities and Exchange Commission.

         "day" shall mean a calendar day.

         "Delay Period" shall have the meaning set forth in Section 5 hereof.

         "Effectiveness Deadline" shall have the meaning set forth in the second paragraph of Section 3(b) hereof.

         "Effectiveness Period" shall have the meaning set forth in the second paragraph of Section 3(b) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Exchange Notes" shall have the meaning set forth in Section 2(a) hereof.

         "Exchange Offer" shall have the meaning set forth in Section 2(a) hereof.

         "Exchange Offer Registration Statement" shall have the meaning set forth in Section 2(a) hereof.

         "Guarantors" shall have the meaning set forth in the preamble and shall also include any Guarantor's successors and each Person who executes and delivers a counterpart of this Agreement hereafter pursuant to Section 10(e) hereof.

         "Holder" shall mean any holder of a Registrable Note or Registrable Notes.

         "Indemnified Party" shall have the meaning set forth in Section 7(c) hereof.

         "Indemnifying Party" shall have the meaning set forth in Section 7(c) hereof.

         "Indenture" shall mean the Indenture, dated as of November 10, 2003, by and among the Issuers and Wilmington Trust Company, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

         "Initial Purchasers" shall have the meaning set forth in the first introductory paragraph hereof.

         "Inspectors" shall have the meaning set forth in Section 5(n) hereof.

         "Issue Date" shall mean November 10, 2003, the date of original issuance of the Notes.

         "Issuers" shall have the meaning set forth in the first introductory paragraph hereto.

         "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed.

         "Losses" shall have the meaning set forth in Section 7(a) hereof.

         "NASD" shall have the meaning set forth on Section 5(s) hereof.

         "Notes" shall have the meaning set forth in the second introductory paragraph hereto.

         "Participant" shall have the meaning set forth in Section 7(a) hereof.

         "Participating Broker-Dealer" shall have the meaning set forth in
Section 2(b) hereof.

         "Person" shall mean an individual, corporation, partnership, joint venture association, joint stock company, trust, unincorporated limited liability company, government or any agency or political subdivision thereof or any other entity.

         "Private Exchange" shall have the meaning set forth in Section 2(b) hereof.

         "Private Exchange Notes" shall have the meaning set forth in Section 2(b) hereof.

         "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Purchase Agreement" shall have the meaning set forth in the second introductory paragraph hereof.

         "Records" shall have the meaning set forth in Section 5(n) hereof.

         "Registrable Notes" shall mean each Note upon its original issuance and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, in each case until (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the Commission and such Note, Exchange Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes that may be resold without restriction under state and federal securities laws, (iii) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Note, Exchange Note or Private Exchange Note has been sold in compliance with Rule 144 or is salable pursuant to Rule 144(k).

         "Registration Default" shall have the meaning set forth in Section 4(a) hereof.

         "Registration Statement" shall mean any appropriate registration statement of the Issuers covering any of the Registrable Notes filed with the Commission under the Securities Act, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Representative" shall have the meaning set forth in the introductory paragraph hereto.

         "Requesting Participating Broker-Dealer" shall have the meaning set forth in Section 2(b) hereof.

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

         "Rule 144A" shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

         "Rule 415" shall mean Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Shelf Filing Event" shall have the meaning set forth in Section 2(c) hereof.

         "Shelf Registration" shall have the meaning set forth in Section 3(a) hereof.

         "Shelf Registration Statement" shall mean a Registration Statement filed in connection with a Shelf Registration.

         "TIA" shall mean the Trust Indenture Act of 1939, as amended.

         "Trigger Date" shall have the meaning set forth in Section 2(c) hereof.

         "Trustee" shall mean the trustee under the Indenture and the trustee (if any) under any indenture governing the Exchange Notes and Private Exchange Notes.

         "Underwritten registration or underwritten offering" shall mean a registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.

     Section 2.  Exchange Offer

         (a) The Issuers shall (i) use their reasonable best efforts to file a Registration Statement (the "Exchange Offer Registration Statement") within 90 days after the Issue Date with the Commission on an appropriate registration form with respect to a registered offer (the "Exchange Offer") to exchange any and all of the Registrable Notes for a like aggregate principal amount of notes (including the guarantees with respect thereto, the "Exchange Notes") that are identical in all material respects to the Notes (except that the Exchange Notes shall not contain restrictive legends, terms with respect to transfer restrictions or Additional Interest upon a Registration Default), (ii) use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 180 days after the Issue Date and (iii) use their reasonable best efforts to consummate the Exchange Offer within 210 days after the Issue Date. Upon the Exchange Offer Registration Statement being declared effective by the Commission, the Issuers will offer the Exchange Notes in exchange for surrender of the Notes. The Issuers shall keep the Exchange Offer open for not less than 20 Business days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to Holders.

         Each Holder that participates in the Exchange Offer will be required to represent to the Issuers in writing that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act , (iii) it is not an affiliate of the Company or any Guarantor as defined by Rule 405 of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and (v) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Notes.

         (b) The Issuers and the Initial Purchasers acknowledge that the staff of the Commission has taken the position that any broker-dealer that elects to exchange Notes that were acquired by such broker-dealer for its own account as a result of market-making or other trading activities for Exchange Notes in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the original offering of the Notes).

         The Issuers and the Initial Purchasers also acknowledge that the staff of the Commission has taken the position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

         In light of the foregoing, if requested by a Participating Broker-Dealer (a "Requesting Participating Broker-Dealer"), the Issuers agree to use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective for a period of at least 180 days after the date on which the Exchange Offer Registration Statement is declared effective, or such longer period if extended pursuant to any Delay Period in accordance with the last paragraph of Section 5 hereof (such period, the "Applicable Period"), or such earlier date as each Requesting Participating Broker-Dealer shall have notified the Company in writing that such Requesting Participating Broker-Dealer has resold all Exchange Notes acquired by it in the Exchange Offer. The Issuers shall include a plan of distribution in such Exchange Offer Registration Statement that meets the requirements set forth in the preceding paragraph.

         If, prior to consummation of the Exchange Offer, the Initial Purchasers or any Holder, as the case may be, holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or if any Holder is not entitled to participate in the Exchange Offer, the Issuers upon the request of the Initial Purchasers or any such Holder, as the case may be, shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers or any such Holder, as the case may be, in exchange (the "Private Exchange") for such Notes held by the Initial Purchasers or any such Holder, as the case may be, a like principal amount of notes (the "Private Exchange Notes") of the Issuers that are identical in all material respects to the Exchange Notes except that the Private Exchange Notes may be subject to restrictions on transfer and bear a legend to such effect. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes.

         Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuers shall have no further registration obligations other than the Issuers' continuing registration obligations with respect to (i) Private Exchange Notes, (ii) Exchange Notes held by Participating Broker-Dealers and
(iii) Notes or Exchange Notes as to which clause (c)(iv) of this Section 2 applies.

         In connection with the Exchange Offer, the Issuers shall:

         (1) mail or cause to be mailed to each Holder entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

         (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

         (3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

         (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

         As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Company shall:

         (1) accept for exchange all Notes validly tendered and not validly withdrawn by the Holders pursuant to the Exchange Offer and the Private Exchange, if any;

         (2) deliver or cause to be delivered to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

         (3) cause the Trustee to authenticate and deliver promptly to each such Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Registrable Notes of such Holder so accepted for exchange, provided, however, that in the case of any Registrable Notes held in global form by a depository, authentication and delivery to such depository of one or more Exchange Notes or Private Exchange Notes in global form in such amount shall satisfy such requirement.

         The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the Commission, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers and (iii) all governmental approvals shall have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer or Private Exchange.

         The Exchange Notes and the Private Exchange Notes shall be issued under
(i) the Indenture or (ii) an indenture identical in all material respects to the Indenture (in either case, with such changes as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA and shall provide that (a) the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture and (b) the Private Exchange Notes shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such other indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

         (c) In the event that (i) any changes in law or the applicable interpretations of the staff of the Commission do not permit the Issuers to effect the Exchange Offer, (ii) for any reason the Exchange Offer is not consummated within 210 days of the Issue Date, (iii) any Holder, other than an Initial Purchaser notifies the Company prior to the 20th day following consummation of the Exchange Offer that it is prohibited by law or the applicable interpretations of the staff of the Commission from participating in the Exchange Offer, (iv) in the case of any Holder who participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such holder as an affiliate of any Issuer within the meaning of the Securities Act) or (v) the Initial Purchasers so request, by delivering notice to the Company, with respect to Notes or Private Exchange Notes that have, or that are reasonably likely to be determined to have, the status of unsold allotments in an initial distribution (each such event referred to in clauses (i) through (v) of this sentence, a "Shelf Filing Event", and the date on which any of the conditions described in the foregoing clauses occur, which in the case of clauses (iii) and (v) shall be deemed to be the date notice is received by the Company, being a "Trigger Date"), then the Issuers shall file a Shelf Registration pursuant to Section 3 hereof.

     Section 3. Shelf Registration

         If at any time a Shelf Filing Event shall occur, then:

         (a) Shelf Registration. The Issuers shall file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not exchanged in the Exchange Offer, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable (the "Shelf Registration"). The Issuers shall use their reasonable best efforts to file the Shelf Registration with the Commission as promptly as practicable after the Trigger Date. The Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes to be included in the Shelf Registration.

         (b) The Issuers shall use their reasonable best efforts (x) to cause the Shelf Registration to be declared effective under the Securities Act on or prior to 180 days after the Trigger Date (such 180th day being the "Effectiveness Deadline") and (y) to keep the Shelf Registration continuously effective under the Securities Act for the period ending on the date which is two years from the Issue Date, subject to extension pursuant to the penultimate paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when all Registrable Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration; provided, however, that (i) the Effectiveness Period in respect of the Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and (ii) the Company may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders solely as a result of the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus.

         (c) Supplements and Amendments. The Issuers agree to supplement or make amendments to the Shelf Registration Statement as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes; ; provided, however, that the Issuers shall not be required to supplement or amend any Shelf Registration Statement upon the request of any Holder or any underwriter if such requested supplement or amendment would, in the good faith judgment of the Company (based on advice of counsel) violate any laws, including the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder.

     Section 4. Additional Interest

         (a) The Issuers and the Initial Purchasers agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree that if:

         (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 90th day following the Issue Date or, if that day is not a Business Day, the next day that is a Business Day,

         (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Issue Date or, if that day is not a Business Day, the next day that is a Business Day,

         (iii) the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective on or prior to the 210th day following the Issue Date, or, if that day is not a Business Day, the next day that is a Business Day; or

         (iv) the Shelf Registration Statement is required to be filed but is not declared effective on or prior to the Effectiveness Deadline or, if that day is not a Business Day, the next day that is a Business Day, or is declared effective by such Effectiveness Deadline but thereafter ceases to be effective or usable, except if the Shelf Registration ceases to be effective or usable as specifically permitted by the penultimate paragraph of Section 5 hereof

(each such event referred to in clauses (i) through (iv) a "Registration Default"), additional interest in the form of additional cash interest ("Additional Interest") will accrue on the affected Registrable Notes. The rate of Additional Interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, increasing by an additional 0.25% per annum with respect to each subsequent 90-day period up to a maximum amount of Additional Interest of 1.00% per annum, from and including the date on which any such Registration Default shall occur to, but excluding, the earlier of (1) the date on which all Registration Defaults have been cured or
(2) the date on which all the Notes and Exchange Notes otherwise become freely transferable by Holders other than affiliates of the Issuers without further registration under the Securities Act. If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the rate of Additional Interest for such subsequent Registration Default shall initially be 0.25% regardless of the rate in effect with respect to any prior Registration Default at the time of cure of such Registration Default.

         Notwithstanding the foregoing, (1) the amount of Additional Interest payable shall not increase because more than one Registration Default has occurred and is pending and (2) a Holder of Registrable Notes that is not entitled to the benefits of the Shelf Registration Statement (e.g., such

Holder has not elected to include information) shall not be entitled to Additional Interest with respect to a Registration Default that pertains to the Shelf Registration Statement.

         (b) So long as Notes remain outstanding, the Company shall notify the Trustee within five Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid. Any amounts of Additional Interest due pursuant to clauses (a)(i), (a)(ii), (a)(iii) or (a)(iv) of this Section 4 will be payable in cash semi-annually on each May 15 and November 15 (each a "Additional Payment Date"), commencing with the first such date occurring after any such Additional Interest commences to accrue, to Holders to whom regular interest is payable on such Additional Interest Payment Date with respect to Notes that are Registrable Notes. The amount of Additional Interest for Registrable Notes will be determined by multiplying the applicable rate of Additional Interest by the aggregate principal amount of all such Registrable Notes entitled to Additional Interest hereunder that are outstanding on the Additional Interest Payment Date following such Registration Default in the case of the first such payment of Additional Interest with respect to a Registration Default (and thereafter at the next succeeding Additional Interest Payment Date until the cure of such Registration Default), multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

     Section 5. Registration Procedures

         In connection with the filing of any Registration Statement pursuant to
Section 2 or 3 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers shall, subject to the terms and limitations otherwise provided herein:

         (a) Prepare and file with the Commission the Registration Statement or Registration Statements prescribed by Section 2 or 3 hereof, and use their reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to
     Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel (if requested in writing by any such person) and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing or such later date as is reasonable under the circumstances). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating

     Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object on a timely basis.

         (b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus, in each case, in accordance with the intended methods of distribution set forth in such Registration Statement or Prospectus, as so amended or supplemented.

         (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Company has received written notice that such Broker-Dealer will be a Participating Broker-Dealer in the applicable Exchange Offer, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel (if such counsel is known to the Issuers) and the managing underwriters, if any, as promptly as possible, and, if requested by any such Person, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request in writing, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(m) hereof cease to be true and correct in all material respects, (iv) of the receipt by any of the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known to any Issuer that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

         (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes, as the case may be, for sale in any jurisdiction, and, if any such order is issued, to use their reasonable best efforts to obtain the withdrawal of any such order at the earliest practicable moment.

         (e) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and if reasonably requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or any Participating Broker-Dealer, as the case may be, (i) promptly incorporate in such Registration Statement, Prospectus, prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders or any Participating Broker-Dealer, as the case may be (based upon advice of counsel), determine is reasonably necessary to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Issuers shall not be required to take any action hereunder that would, in the written opinion of counsel to the Issuers, violate applicable laws.

         (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, who so requests in writing, their counsel (if requested in writing by any such person) and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

         (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request in writing; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto (provided the manner of such use complies with any limitations resulting from any applicable laws, including state securities laws and subject to the provisions of this Agreement) by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

         (h) Prior to any public offering of Registrable Notes or Exchange Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that where Exchange Notes or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to use their reasonable best efforts to cause the Issuers' counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Exchange Notes or Registrable Notes covered by the applicable Registration Statement; provided, however, that no Issuer shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

         (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or selling Holders may request in writing at least five Business Days prior to any sale of such Registrable Notes.

         (j) Use their reasonable best efforts to cause the Registrable Notes or Exchange Notes covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes or Exchange Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

         (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) and the penultimate paragraph of this Section 5) file with the Commission, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (l) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

         (m) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement in a form reasonably satisfactory to the Issuers as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers and their subsidiaries, as then conducted (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) use their reasonable best efforts to obtain the written opinions of counsel to the Issuers and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use their reasonable best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in reasonable and customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section; provided that the Issuers shall not be required to provide indemnification to any underwriter selected in accordance with the provisions of Section 9 hereof with respect to information relating to such underwriter furnished in writing to the Company by or on behalf of such underwriter expressly for inclusion in such Registration Statement. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

         (n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall execute a confidentiality agreement in a form reasonably acceptable to the Company pursuant to which such Inspector shall agree to keep the Records confidential and not disclose, or use in connection with any market transactions in violation of any applicable securities laws, any Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors in writing are confidential unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is re-quired, in the opinion of counsel, for an Inspector in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreement, or any transactions contemplated hereby or thereby or arising hereunder or thereunder, or (iv) the information in such Records has been made generally available to the public other than through an act of such Inspector in violation of this Section 5(n); provided, however, that (i) each Inspector shall agree to provide notice to the Company, in writing, of the potential disclosure of any information by such Inspector pursuant to clause (i),
     (ii) or (iii) of this sentence to permit the Issuers to obtain a protective order (or waive the provisions of this paragraph (n)) and (ii) each such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

         (o) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes or Exchange Notes, as applicable, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner.

         (p) Comply with all applicable rules and regulations of the Commission and make generally available to the Company's securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes or Exchange Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods consistent with the requirements of Rule 158.

         (q) Upon the request of a Holder, upon consummation of the Exchange Offer or a Private Exchange, use their reasonable best efforts to obtain an opinion of counsel to the Issuers, in a form reasonable and customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with its respective terms, subject to customary exceptions and qualifications.

         (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; provided that in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

         (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD.

         (t) Use their reasonable best efforts to take all other steps reasonably necessary or advisable to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

         The Company may require each seller of Registrable Notes or Exchange Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes or Exchange Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request and in the event of such an exclusion, the Issuers shall have no further obligation under this Agreement (including, without limitation, the obligations under Section 4) with respect to such seller or any subsequent Holder of such Registrable Notes. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make any information previously furnished to the Company by such seller not materially misleading.

         If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company or the Guarantors, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or the Guarantors, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the applicable Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

         Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes that, upon actual receipt of any notice from the Company (x) of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), or 5(c)(v) hereof, or (y) that the Board of Directors of the Company (the "Board of Directors") has resolved that the Company has a bona fide business purpose for doing so, then the Issuers may delay the filing or the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration

Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Offer Registration Statement or the Shelf Registration, in all cases, for a period (a "Delay Period") expiring upon the earlier to occur of (i) in the case of the immediately preceding clause (x), such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto or
(ii) in the case of the immediately preceding clause (y), the date which is the earlier of (A) the date on which such business purpose ceases to interfere with the Issuer's obligations to file or maintain the effectiveness of any such Registration Statement pursuant to this Agreement or (B) 60 days after the Company notifies the Holders of such good faith determination. There shall not be more than 90 days of Delay Periods during any 12-month period. Each of the Effectiveness Period and the Applicable Period, if applicable, shall be extended by the number of days during any Delay Period. Any Delay Period will not alter the obligations of the Issuers to pay Additional Interest under the circumstances set forth in Section 4 hereof.

         In the event of any Delay Period pursuant to clause (y) of the preceding paragraph, notice shall be given as soon as practicable after the Board of Directors makes such a determination of the need for a Delay Period and shall state, to the extent practicable, an estimate of the duration of such Delay Period and shall advise the recipient thereof of the agreement of such Holder provided in the next succeeding sentence. Each Holder, by his acceptance of any Registrable Note, agrees that during any Delay Period, each Holder will discontinue disposition of such Notes or Exchange Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be.

     Section 6. Registration Expenses

         All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers (other than any underwriting discounts or commissions) shall be borne by the Issuers, whether or not the Exchange Offer Registration Statement or the Shelf Registration is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, reasonable fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of an Exchange Offer, or (y) as provided in Section 5(h) hereof, in the case of a Shelf Registration or in the case of Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses incurred by the Issuers, (iv) fees and disbursements of counsel for the Issuers and reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes

(exclusive of any counsel retained pursuant to Section 7 hereof), (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by any of the Issuers, (viii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (ix) the expense of any annual audit,
(x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, (xi) any required fees and expenses incurred in connection with any filing required to be made with the NASD, and (xii) the expenses incurred by the Issuers relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing or anything to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Registrable Notes sold by or on behalf of it.

     Section 7. Indemnification

         (a) Each Issuer, jointly and severally, agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of each Holder and each such Participating Broker-Dealer and the agents, partners, members, employees, officers, managers and directors of any such controlling Person (each, a "Participant") from and against any and all losses, liabilities, claims, damages and expenses (including, but not limited to, reasonable attorneys' fees and any and all reasonable out-of-pocket expenses actually incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation (in the manner set forth in clause (c) below)) (collectively, "Losses") to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, provided that (i) the foregoing indemnity shall not be available to any Participant insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use therein, and (ii) that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Participant from whom the Person asserting such Losses purchased Registrable Notes if (x) it is established in the related proceeding that such Participant failed to send or give a copy of the Prospectus (as amended or supplemented if such amendment or supplement was furnished to such Participant prior to the written confirmation of such sale) to such Person with or prior to the written confirmation of such sale, if required by applicable law, and (y) the untrue statement or omission or alleged untrue statement or omission was completely corrected in the Prospectus (as amended or supplemented if amended or supplemented as aforesaid) and such Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission that was the subject matter of the related proceeding. This indemnity agreement will be in addition to any liability that the Issuers may otherwise have, including, but not limited to, liability under this Agreement.

         (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each Person, if any, who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and each of their respective agents, partners, members, employees, officers and directors and the agents, employees, officers and directors of any such controlling Person from and against any Losses to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to such Participant furnished in writing to the Company by or on behalf of such Participant expressly for use therein.

         (c) Promptly after receipt by an indemnified party under subsection 7(a) or 7(b) above of notice of the commencement of any action, suit or proceeding (collectively, an "action"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless
(i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying party or parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded, after consultation with counsel, that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. Notwithstanding the foregoing, in no event shall the indemnifying party be liable for the reasonable fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. Any such separate firm for the Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes sold by all such Participants and shall be reasonably acceptable to the Company and any such separate firm for the Issuers, their affiliates, officers, directors, representatives, employees and agents and such control Person of such Issuers shall be designated in writing by such Issuers and shall be reasonably acceptable to the Holders. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent may not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 7 is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under this Section 7, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party, on the one hand, and each indemnified party, on the other hand, from the sale of the Notes to the Initial Purchasers or the resale of the Registrable Notes by such Holder, as applicable, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnified party, on the one hand, and each indemnifying party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and each Participant, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the sale of the Notes to the Initial Purchasers (net of discounts and commissions but before deducting expenses) received by the Issuers are to (y) the total net profit received by such Participant in connection with the sale of the Registrable Notes (net profit, in the case of an Initial Purchaser, shall be deemed to be equal to the total purchase discounts and commissions received in connection with the initial placement of Notes under the Purchase Agreement, in the case of any other Holders shall be deemed to be equal to the value of receiving Notes registered under the Act, and in the case of any underwriter, shall be deemed to be equal to the total underwriting discounts and commissions as set forth on the cover page of the prospectus forming part of the Shelf Registration Statement which resulted in such Losses). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or such Participant and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

         (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Participant be required to contribute any amount in excess of the amount by which the net profit (as defined in (d) above) received by such Participant in connection with the sale of the Registrable Notes exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under this
Section 7 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent, provided, however, that such written consent was not unreasonably withheld.

     Section 8. Rules 144 and 144A

         The Issuers covenant that they will file the reports required, if any, to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner (subject to extensions permitted thereunder) in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Issuers are not required to file such reports, they will, upon the reasonable request of any Holder or beneficial owner of Registrable Notes, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Issuers further covenant that for so long as any Registrable Notes remain outstanding they will take such further action as any Holder of Registrable Notes may reasonably request from time to time to enable such Holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

     Section 9. Underwritten Registrations

         If any of the Registrable Notes covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and shall be subject to the prior approval of the Company, such approval not to be unreasonably withheld.

         No Holder of Registrable Notes may participate in any underwritten registration hereunder if such Holder does not (a) agree to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     Section 10. Miscellaneous

         (a) No Inconsistent Agreements. The Issuers have not, as of the date hereof, and shall not, after the date of this Agreement, enter into any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not conflict with and are not inconsistent with, in any material respect, the rights granted to the holders of any of the Issuers' other issued and outstanding securities under any such agreements. The Issuers are not parties to any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

         (b) Adjustments Affecting Registrable Notes. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given except pursuant to a written agreement duly signed and delivered by (I) the Company (on behalf of all Issuers) and
(II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented except pursuant to a written agreement duly signed and delivered by the Issuers and each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification, waiver or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement.

         (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

         (i) if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

         (ii) if to the Issuer, at the address as follows

                       Massey Energy Company
                       4 North Fourth Street,
                       Richmond, Virginia 23219
                       Fax: (804) 788-1804
                       Attention: General Counsel

         (iii) if to the Initial Purchasers, at the address as follows:

                       UBS Securities LLC
                       677 Washington Blvd.
                       Stamford, Connecticut  06891
                       Fax number:  (203) 719-0680
                       Attention:  High Yield Syndicate Department

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by the recipient's telecopier machine, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

         (e) Guarantors. So long as any Registrable Notes remain outstanding, the Issuers shall cause each Person that becomes a guarantor of the Notes under the Indenture to execute and deliver a counterpart to this Agreement which subjects such Person to the provisions of this Agreement as a Guarantor. To the extent a Person is no longer a guarantor of the Notes under the Indenture, such Person shall be removed as a Guarantor on Schedule I hereto and shall no longer be a party to, or in any way subject to the terms and conditions of, this Agreement. Each of the Guarantors agrees to join the Issuers in all of their undertakings hereunder to effect the Exchange Offer for the Exchange Notes and the filing of any Shelf Registration Statement required hereunder.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, including Section 5-1401 of the New York General Obligations Law, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (k) Securities Held by the Issuers or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or any of their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (l) Third-Party Beneficiaries. Holders and beneficial owners of Registrable Notes and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons. No other Person is intended to be, or shall be construed as, a third-party beneficiary of this Agreement.

         (m) Attorneys' Fees. As between the parties to this Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees actually incurred in addition to its reasonable costs and expenses and any other available remedy.

         (n) Entire Agreement. This Agreement is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof are merged herein and replaced hereby.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be duly executed and delivered as of the date first above written.

                           MASSEY ENERGY COMPANY



                           By:  /s/  Baxter F. Phillips, Jr.
                                -----------------------------------------------
                                Name: Baxter F. Phillips, Jr.
                                Title: Senior Vice President and Chief
                                  Financial Officer

                           A.T. MASSEY COAL COMPANY,INC.

                           By:   /s/  Baxter F. Phillips, Jr.
                                 -----------------------------------------------
                                 Name: Baxter F. Phillips, Jr.
                                 Title: Senior Vice President and Chief
                                   Financial Officer

                           HOPKINS CREEK COAL COMPANY
                           JOBONER COAL COMPANY
                           RUSSELL FORK COAL COMPANY
                           T.C.H. COAL CO.


                           By:   /s/  Baxter F. Phillips, Jr.
                                 -----------------------------------------------
                                 Name: Baxter F. Phillips, Jr.
                                 Title: President

                           MASSEY COAL SERVICES, INC.

                           By:   /s/  Baxter F. Phillips, Jr.
                                 -----------------------------------------------
                                 Name: Baxter F. Phillips, Jr.
                                 Title: Vice President

                         APPALACHIAN CAPITAL MANAGEMENT CORP.
                         BIG SANDY VENTURE CAPITAL CORP.
                         BLUE RIDGE VENTURE CAPITAL CORP.
                         CAPSTAN MINING COMPANY
                         CENTRAL PENN ENERGY COMPANY, INC.
                         CONTINUITY VENTURE CAPITAL CORP.
                         DRIH CORPORATION
                         FEATS VENTURE CAPITAL CORP.
                         HADEN FARMS, INC.
                         MASSEY COAL SALES COMPANY, INC.
                         MASSEY NEW ERA CAPITAL CORP.
                         MASSEY TECHNOLOGY INVESTMENTS, INC.
                         MENEFEE LAND COMPANY, INC.
                         NEW MARKET LAND COMPANY
                         NEW MASSEY CAPITAL CORP.
                         PROGRESSIVE VENTURE CAPITAL CORP.
                         RAWL SALES VENTURE CAPITAL CORP.
                         SCARLET DEVELOPMENT COMPANY
                         SHENANDOAH CAPITAL MANAGEMENT CORP.
                         SPM CAPITAL MANAGEMENT CORP.
                         ST. ALBANS CAPITAL MANAGEMENT CORP.
                         SUN COAL COMPANY, INC.


                         By:   /s/ James L. Gardner
                              -----------------------------------------------
                              Name: James L. Gardner
                              Title: President

                         LAUREN LAND COMPANY
                         SC COAL CORPORATION


                         By:   /s/ James L. Gardner
                              ------------------------------------------------
                              Name: James L. Gardner
                              Title: Vice President

                          GREYEAGLE COAL COMPANY
                          TENNESSEE CONSOLIDATED COAL COMPANY
                          TENNESSEE ENERGY CORP.
                          THUNDER MINING COMPANY

                          By:  /s/ Michael D. Bauersachs
                               -----------------------------------------------
                               Name: Michael D. Bauersachs
                               Title: President

                          ALEX ENERGY, INC.
                          GREEN VALLEY COAL COMPANY
                          MAJESTIC MINING, INC.
                          NICCO CORPORATION
                          PEERLESS EAGLE COAL CO.

                          By:  /s/ David C. Hughart
                               -----------------------------------------------
                               Name: David C. Hughart
                               Title: President

                          ARACOMA COAL COMPANY, INC.
                          HIGHLAND MINING COMPANY
                          LOGAN COUNTY MINE SERVICES, INC.

                          By:  /s/ Dwayne Francisco
                               -----------------------------------------------
                               Name: Dwayne Francisco
                               Title: President

                          BANDMILL COAL CORPORATION

                          By:  /s/ Eric D. Salyer
                               -----------------------------------------------
                               Name: Eric D. Salyer
                               Title: President

                         BARNABUS LAND COMPANY
                         DEHUE COAL COMPANY


                         By:   /s/ Harold Osborne
                               -----------------------------------------------
                               Name: Harold Osborne
                               Title: President

                          BELFRY COAL CORPORATION
                          NEW RIDGE MINING COMPANY
                          SIDNEY COAL COMPANY, INC.

                          By:  /s/ Sidney R. Young, III
                               -----------------------------------------------
                               Name: Sidney R. Young, III
                               Title: President

                         BLACK KING MINE DEVELOPMENT CO.
                         BOONE EAST DEVELOPMENT CO.
                         BOONE WEST DEVELOPMENT CO.
                         CABINAWA MINING COMPANY
                         CENTRAL WEST VIRGINIA ENERGY COMPANY
                         CERES LAND COMPANY
                         DEMETER LAND COMPANY
                         LAXARE, INC.
                         RAVEN RESOURCES, INC.


                         By:   /s/ R. Freal Mize
                               -----------------------------------------------
                               Name: R. Freal Mize
                               Title: President

                         MASSEY GAS & OIL COMPANY
                         NEW RIVER ENERGY CORPORATION

                         By:   /s/ R. Freal Mize
                               -----------------------------------------------
                               Name: R. Freal Mize
                               Title: Vice President

                         BEN CREEK COAL COMPANY

                         By:   /s/ Bruce A. Johnson
                               -----------------------------------------------
                               Name: Bruce A. Johnson
                               Title: President

                         BOONE ENERGY COMPANY
                         MARFORK COAL COMPANY, INC.

                         By:   /s/ Johnny R. Jones
                               -----------------------------------------------
                               Name: Johnny R. Jones
                               Title: President

                         CLEAR FORK COAL COMPANY
                         ELK RUN COAL COMPANY, INC.

                         By:   /s/ Larry Ward
                               ------------------------------------------------
                               Name: Larry Ward
                               Title: President

                         CRYSTAL FUELS COMPANY


                         By:   /s George E. Dotson
                               -----------------------------------------------
                               Name: George E. Dotson
                               Title: President

                         SUPPORT MINING COMPANY

                          By:  /s/ Andrew F. Ashurst
                               -----------------------------------------------
                               Name: Andrew F. Ashurst
                               Title: President

                         DUNCAN FORK COAL COMPANY
                         DUCHESS COAL COMPANY
                         HAZY RIDGE COAL COMPANY
                         JACKS BRANCH COAL COMPANY
                         LICK BRANCH COAL COMPANY
                         MINE MAINTENANCE, INC.
                         PETER CAVE MINING COMPANY
                         RUM CREEK SYNFUEL COMPANY
                         TRACE CREEK COAL COMPANY


                         By:   /s/ Danny C. Cox
                               -----------------------------------------------
                               Name: Danny C. Cox
                               Title: President

                         FOOTHILLS COAL COMPANY

                         By:   /s/ Jeffrey M. Jarosinski
                               -----------------------------------------------
                               Name: Jeffrey M. Jarosinski
                               Title: Treasurer

                         KANAWHA ENERGY COMPANY

                         By: /s/ Randy Cunningham
                             -----------------------------------------------
                             Name: Randy Cunningham
                             Title: President

                         STIRRAT COAL COMPANY


                          By:  /s/ Kevin T. Varney
                               -----------------------------------------------
                               Name: Kevin T. Varney
                               Title: President

                         GOALS COAL COMPANY
                         WILLIAMS MOUNTAIN COAL COMPANY

                         By:   /s/ Michael A. Milam
                               -----------------------------------------------
                               Name: Michael A. Milam
                               Title: President

                         INDEPENDENCE COAL COMPANY, INC.

                         By:   /s/ Jeffrey W. Walkup
                               -----------------------------------------------
                               Name: Jeffrey W. Walkup
                               Title: President

                          KNOX CREEK COAL CORPORATION

                          By:   /s/ David P. Kramer
                                -----------------------------------------------
                                Name: David P. Kramer
                                Title: President

                             LONG FORK COAL COMPANY

                             By:  /s/ Cathy Frazier
                                 -----------------------------------------------
                                 Name: Cathy Frazier
                                 Title: President

                             BIG BEAR MINING COMPANY
                             DELBARTON MINING COMPANY
                             DOUGLAS POCAHONTAS COAL CORPORATION
                             ROBINSON-PHILLIPS COAL COMPANY
                             ROCKRIDGE COAL COMPANY
                             SHANNON-POCAHONTAS COAL CORPORATION
                             TOWN CREEK COAL COMPANY
                             WYOMAC COAL COMPANY, INC.
                             RAWL SALES & PROCESSING CO.
                             LYNN BRANCH COAL COMPANY, INC.
                             ROAD FORK DEVELOPMENT COMPANY, INC.
                             SPARTAN MINING COMPANY
                             STONE MINING COMPANY
                             SYCAMORE FUELS, INC.
                             VANTAGE MINING COMPANY


                             By:  /s/ Macs E. Hall
                                 -----------------------------------------------
                                 Name: Macs E. Hall
                                 Title: President

                             MARTIN COUNTY COAL CORPORATION
                             PILGRIM MINING COMPANY, INC.

                             By:  /s/ Hiram Mahon
                                 -----------------------------------------------
                                 Name: Hiram Mahon
                                 Title: President

                             NICHOLAS ENERGY COMPANY

                             By:  /s/ Mike Snelling
                                 -----------------------------------------------
                                 Name: Mike Snelling
                                 Title: President

                             OMAR MINING COMPANY


                             By:  /s/ Mitchell McKinley Kalos
                                 -----------------------------------------------
                                 Name: Mitchell McKinley Kalos
                                 Title: President

                             POWER MOUNTAIN COAL COMPANY

                             By:  /s/ James S. Smith
                                 -----------------------------------------------
                                 Name: James S. Smith
                                 Title: President

                             RUM CREEK COAL SALES, INC.

                             By:  /s/ Richard Zigmond
                                 -----------------------------------------------
                                 Name: Richard Zigmond
                                 Title: President

                            PERFORMANCE COAL COMPANY

                            By:   /s/ Bill M. Potter
                                 -----------------------------------------------
                                 Name: Bill M. Potter
                                 Title: President

                             WHITE BUCK COAL COMPANY

                             By:  /s/ Larry M. Roop
                                 -----------------------------------------------
                                 Name: Larry M. Roop
                                 Title: President

                             BANDYTOWN COAL COMPANY
                             EAGLE ENERGY, INC.


                             By:  /s/ Kenny Williams
                                 -----------------------------------------------
                                 Name: Kenny Williams
                                 Title: President

                             M & B COAL COMPANY

                             BY: WYOMAC COAL COMPANY, INC.

                             By:  /s/ Macs Hall
                                 -----------------------------------------------
                                 Name: Macs Hall
                                 Title: President

                             M & B COAL COMPANY

                             BY: TOWN CREEK COAL COMPANY

                             By:  /s/ Macs Hall
                                 -----------------------------------------------
                                 Name: Macs Hall
                                 Title: President

                             SHANNON-POCAHONTAS MINING CO.

                             BY: SHANNON POCAHONTAS COAL CORPORATION



                             By:  /s/ Macs Hall
                                 -----------------------------------------------
                                 Name: Macs Hall
                                 Title: President

                             SHANNON-POCAHONTAS MINING CO.

                             BY: OMAR MINING COMPANY

                             By:  /s/ Mitchell Mckinley Kalos
                                 -----------------------------------------------
                                 Name: Mitchell McKinley Kalos
                                 Title: President

                             HANNA LAND COMPANY, LLC

                             BY: A. T. MASSEY COAL COMPANY, INC.



                             By:  /s/ Baxter F. Phillips, Jr.
                                 -----------------------------------------------
                                 Name: Baxter F. Phillips, Jr.
                                 Title: Senior Vice President and
                                        Chief Financial Officer

                             HANNA LAND COMPANY, LLC

                             BY: ALEX ENERGY, INC.

                             By:  /s/ David C. Hughart
                                 -----------------------------------------------
                                 Name: David C. Hughart
                                 Title: President

                       UBS SECURITIES LLC
                       CITIGROUP GLOBAL MARKETS INC.
                       PNC CAPITAL MARKETS, INC.

                       By:    UBS Securities LLC, as representative
                              for the Initial Purchasers

                       By:   /s/ Dieter Hoeppli
                           -----------------------------------------------------
                           Name: Dieter Hoeppli
                           Title: Executive Director


                       By:  /s/ Robert Pilkington
                           -----------------------------------------------------
                           Name: Robert Pilkington
                           Title: Managing Director

                                   Schedule I
                                   ----------

Guarantors:
----------

A. T. MASSEY COAL COMPANY, INC.
ALEX ENERGY, INC.
APPALACHIAN CAPITAL MANAGEMENT CORP.
ARACOMA COAL COMPANY, INC.
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BEN CREEK COAL COMPANY
BIG BEAR MINING COMPANY
BIG SANDY VENTURE CAPITAL CORP.
BLACK KING MINE DEVELOPMENT CO.
BLUE RIDGE VENTURE CAPITAL CORP.
BOONE EAST DEVELOPMENT CO.
BOONE ENERGY COMPANY
BOONE WEST DEVELOPMENT CO.
CABINAWA MINING COMPANY
CAPSTAN MINING COMPANY
CENTRAL PENN ENERGY COMPANY, INC.
CENTRAL WEST VIRGINIA ENERGY COMPANY
CERES LAND COMPANY
CLEAR FORK COAL COMPANY
CONTINUITY VENTURE CAPITAL CORP.
CRYSTAL FUELS COMPANY
DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DEMETER LAND COMPANY
DOUGLAS POCAHONTAS COAL CORPORATION
DRIH CORPORATION
DUCHESS COAL COMPANY
DUNCAN FORK COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
FEATS VENTURE CAPITAL CORP.
FOOTHILLS COAL COMPANY
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY

GREYEAGLE COAL COMPANY
HADEN FARMS, INC.
HANNA LAND COMPANY, LLC
HAZY RIDGE COAL COMPANY
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY
JOBONER COAL COMPANY
KANAWHA ENERGY COMPANY
KNOX CREEK COAL CORPORATION
LAUREN LAND COMPANY
LAXARE, INC.
LICK BRANCH COAL COMPANY
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
M&B COAL COMPANY
MAJESTIC MINING, INC.
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MASSEY COAL SALES COMPANY, INC.
MASSEY COAL SERVICES, INC.
MASSEY GAS & OIL COMPANY
MASSEY NEW ERA CAPITAL CORP.
MASSEY TECHNOLOGY INVESTMENTS, INC.
MENEFEE LAND COMPANY, INC.
MINE MAINTENANCE, INC.
NEW MARKET LAND COMPANY
NEW MASSEY CAPITAL CORP.
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NICCO CORPORATION
NICHOLAS ENERGY COMPANY
OMAR MINING COMPANY
PEERLESS EAGLE COAL CO.
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PILGRIM MINING COMPANY, INC.
POWER MOUNTAIN COAL COMPANY
PROGRESSIVE VENTURE CAPITAL CORP.
RAVEN RESOURCES, INC.
RAWL SALES & PROCESSING, CO.
RAWL SALES VENTURE CAPITAL CORP.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY

ROCKRIDGE COAL COMPANY
RUM CREEK COAL SALES, INC.
RUM CREEK SYNFUEL COMPANY
RUSSELL FORK COAL COMPANY
SC COAL CORPORATION
SCARLET DEVELOPMENT COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHANNON-POCAHONTAS MINING COMPANY
SHENANDOAH CAPITAL MANAGEMENT CORP.
SIDNEY COAL COMPANY, INC.
SPARTAN MINING COMPANY
SPM CAPITAL MANAGEMENT CORP.
ST. ALBAN'S CAPITAL MANAGEMENT CORP.
STIRRAT COAL COMPANY
STONE MINING COMPANY
SUN COAL COMPANY, INC.
SUPPORT MINING COMPANY
SYCAMORE FUELS, INC.
T.C.H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
TENNESSEE ENERGY CORP.
THUNDER MINING COMPANY
TOWN CREEK COAL COMPANY
TRACE CREEK COAL COMPANY
VANTAGE MINING COMPANY
WHITE BUCK COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY
WYOMAC COAL COMPANY, INC.